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                                                                  EXHIBIT 10.64


                                 PROMISSORY NOTE

                                                June 16, 2000



      For Value Received, each of the undersigned hereby promises to pay to the order of WorldWide Web NetworX Corporation and its successors and assigns the principal sum $141,000. or such lessor amount as shall be outstanding hereunder together with interest thereon at the rates set forth in that certain Funding Agreement, dated as of June 15, 2000 (the "Funding Agreement") among ATM Service, Ltd., The Intrac Group, Ltd., Warren Rothstein, Tom Settineri, Gary K. Levi and WorldWide Web NetworX Corporation.

      The outstanding principal amount hereof, together with all accrued and unpaid interest hereon, shall be due and payable October 16, 2000.

      The principal hereof may be prepaid at any time and shall be prepaid in accordance with the provisions of the Funding Agreement. All prepayments shall be in whole and not in part and all accrued but unpaid interest to the date of prepayment shall accompany such prepayment.





                                                ATM SERVICE, LTD.


                                                By: /s/ Thomas A. Settineri
                                                   ------------------------
                                                   Thomas A. Settineri
                                                   President


                                                THE INTRAC GROUP, LTD.


                                                By: /s/ Thomas A. Settineri
                                                   ------------------------
                                                   Thomas A. Settineri
                                                   President